- 1 - AS OF JULY 1, 2026 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY JACKSON FINANCIAL INC. RESTRICTED SECURITIES/AFFILIATES LIST Effective July 1, 20261 RESTRICTED SECURITIES COMPANY Jackson Financial Inc. TPG, Inc. Jackson National Life Global Funding Jackson National Asset Management LLC Jackson National Life Insurance Company Grand River Funding Trust I Grand River Funding Trust II MINORITY INTEREST HOLDERS INDIVIDUAL / COMPANY COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP BlackRock, Inc. United States (Delaware) 9.8% Minority Interest held in Jackson Financial Inc. 2 BlackRock Life Limited United Kingdom <5% Minority Interest held in Jackson Financial Inc. 2 Aperio Group, LLC California <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Advisors, LLC United States (Delaware) <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock (Netherlands) B.V. Netherlands <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Institutional Trust Company, National Association United States (California) <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Asset Management Ireland Limited Ireland <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Financial Management, Inc. United States (Delaware) <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Asset Management Schweiz AG Switzerland <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Investment Management, LLC United States (Delaware) <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Investment Management (UK) Limited United Kingdom <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Asset Management Canada Limited Canada <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock (Luxembourg) S.A. Luxembourg <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Investment Management (Australia) Limited Australia <5% Minority Interest held in Jackson Financial Inc. 2 BlackRock Fund Advisors United States (California) <5% or more Minority Interest held in Jackson Financial Inc. 2 BlackRock Fund Managers Ltd United Kingdom <5% Minority Interest held in Jackson Financial Inc. 2 Vanguard Portfolio Management LLC United States (Pennsylvania) 7.79% Minority Interest held in Jackson Financial Inc. 3

- 2 - AS OF JULY 1, 2026 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY James G. Coulter n/a 6.7% Minority Interest held in Jackson Financial Inc. 4 Jon Winkelried n/a 6.7% Minority Interest held in Jackson Financial Inc. 4 TPG GP A, LLC United States (Delaware) 6.7% Minority Interest held in Jackson Financial Inc. 4 Vanguard Capital Management LLC United States (Pennsylvania) 5.22% Minority Interest held in Jackson Financial Inc. 5 Dimensional Fund Advisors LP United States (Delaware) 5.3% Minority Interest held in Jackson Financial Inc. 6 __________________________________________ 1. Information as of July 1, 2026, except where otherwise indicated, based on information contained in public filings on EDGAR. To the extent entities have not amended their beneficial ownership filings on EDGAR, actual percentages may differ. 2. Percentage held as of March 7, 2024, as reported on SC 13G/A (Amendment No. 2) filed by BlackRock, Inc. on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 7, 2026. 3. Percentage held as of April 29, 2026, as reported on SC 13G filed by Vanguard Portfolio Management LLC on EDGAR, subject to change. 4. Percentage held as of February 13, 2026, as reported on SC 13G filed jointly by TPG GP A, LLC, James G. Coulter, and Jon Winkelried on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 7, 2026. 5. Percentage held as of April 30, 2026, as reported on SC 13G filed by Vanguard Capital Management LLC on EDGAR, subject to change. 6. Percentage held as of February 9, 2024, as reported on SC 13G filed by Dimensional Fund Advisors LP on EDGAR, subject to change. For a more detailed description, please see Jackson Financial Inc.’s Proxy Statement filed on EDGAR on April 7, 2026. AFFILIATES COMPANY STATE / COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP 7 PUBLICLY TRADED INDICATED IN RED BROKER/DEALER INDICATED IN GREEN Allied Life Brokerage Agency, Inc. Iowa 100% Jackson National Life Insurance Company Brier Capital LLC Michigan 100% Brooke Life Insurance Company Brooke Life Insurance Company Michigan 100% Jackson Holdings LLC Brooke Life Reinsurance Company Michigan 100% Brooke Life Insurance Company Grand River Funding Trust I 8 Delaware 100% Jackson Financial Inc. Grand River Funding Trust II 8 Delaware 100% Jackson Financial Inc. Hermitage Management, LLC Michigan 100% Jackson National Life Insurance Company Hickory Brooke Reinsurance Company Michigan 100% Brooke Life Reinsurance Company Jackson Brooke LLC Delaware 100% Brooke Life Insurance Company Jackson Finance LLC Michigan 100% Jackson Financial Inc. Jackson Holdings LLC Delaware 100% Jackson Financial Inc. Jackson National Asset Management LLC Michigan 100% Jackson National Life Insurance Company

- 3 - AS OF JULY 1, 2026 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY Jackson National Life Distributors LLC Delaware Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company Jackson National Life Insurance Agency, LLC Illinois 100% Jackson National Life Distributors LLC Jackson National Life Insurance Company Michigan 100% Brooke Life Insurance Company Jackson National Life Insurance Company of New York New York 100% Jackson National Life Insurance Company Mission Plans of America, Inc. Texas 100% Jackson National Life Insurance Company National Planning Holdings LLC Delaware 100% Jackson National Life Insurance Company Panther Investments I, L.P. Delaware 50% Hickory Brooke Reinsurance Company 50% Jackson National Life Insurance Company PPM America Capital Partners III, LLC Delaware 60.50% PPM America, Inc. PPM America Capital Partners IV, LLC Delaware 34.50% PPM America, Inc. PPM America Capital Partners V, LLC Delaware 34% PPM America, Inc. PPM America Capital Partners VI, LLC Delaware 32% PPM America, Inc. PPM America Capital Partners VII, LLC Delaware 15.18% PPM America, Inc. PPM America Capital Partners VIII, LLC Delaware 50.01% PPM America, Inc. PPM America Capital Partners IX, LLC Delaware 68.21% PPM America, Inc. PPM Pomona Capital Partners, LLC Delaware 45% PPM America, Inc. PPM OV Capital Partners, LLC Delaware 10% PPM America, Inc. PPM Strategic Opportunities Capital Partners I, LLC Delaware 93.91% PPM America, Inc. PPM America, Inc. Delaware 100% PPM Holdings, Inc. PPM Holdings, Inc. Delaware 100% Jackson Holdings LLC PPM Loan Management Company 2, LLC Delaware Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company or 100% Jackson Financial Inc. REALIC of Jacksonville Plans, Inc. Texas 100% Jackson National Life Insurance Company ROP, Inc. Delaware 100% Jackson National Life Insurance Company Squire Reassurance Company II, Inc. Michigan 100% Jackson National Life Insurance Company VFL International Life Company SPC, Ltd. Cayman Islands 100% Jackson National Life Insurance Company 7. Based on most recently available information. 8. Statutory trusts established to issue pre-capitalized trust securities.

- 4 - AS OF JULY 1, 2026 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY PPM’S INVESTMENT PRODUCTS AND RELATED ENTITIES WHERE ULTIMATE JFI OWNERSHIP IS GREATER THAN 5% 9 STATE / COUNTRY OF ORGANIZATION AA Euro Investment Fund (Lux) SCSP Luxembourg AA GP Solutions Fund, L.P. Delaware AA MMF 1 Holdco LP Delaware AA Tundra Investor, L.P. Delaware AA WH Holdco, L.P. Delaware AG Essential Housing Fund II, L.P. Delaware AOP Finance Partners, L.P. Delaware B2B Solutions, LLC Delaware Carlyle Infrastructure Credit Fund Note Issuer, L.P. Delaware Centre Capital Non-Qualified Investors V AIV-ELS, L.P. Delaware Centre Capital Non-Qualified Investors V, L.P. Delaware CEP IV-A CWV AIV Limited Partnership Canada CEP IV-A Davenport AIV LP Canada CEP IV-A NMR AIV Limited Partnership Canada CEP V-A CS AIV Limited Partnership Canada CEP V-A DR AIV Limited Partnership Canada CEP V-A WBLI AIV Limited Partnership Canada CEP VI-A AEP AIV Limited Partnership Canada CEP VI-A BTD AIV Limited Partnership Canada CEP VI-A MLPT AIV Limited Partnership Canada CEP VI-A Nextech AIV Limited Partnership Canada CEP VI-A NH Gaming AIV Limited Partnership Canada CEP VI-A RO AIV Limited Partnership Canada CEP VI-A SW AIV LP Canada CEP VI-A WY Gaming AIV Limited Partnership Canada Chartwell Investments II, LP Delaware CIABB Holdings LLC Delaware Family Bakery Holdings, LLC Delaware FH VH Co-Invest Aggregator, L.P. Delaware

- 5 - AS OF JULY 1, 2026 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY Frazier Healthcare Athena Feeder Fund, L.P. Delaware Haveli VC Gaming Fund I, LP Delaware Island NYC Recovery Fund I L.P. Delaware Leeds Learnosity Co-Invest, L.P. Delaware LGP Sage PC Coinvest LP Delaware LM Boulevard Co-Invest LP Delaware LM Carpenter Co-Invest I LP Delaware Lovell Minnick Equity Partners III LP Delaware Lovell Minnick Equity Partners Tailwind Co-Invest I LP Delaware MDP Arevi Co-Investors (Rome), L.P. Delaware Motive Capital Fund II-A (AIV 1), LP Delaware Motive Capital Fund II-A, LP Delaware NewSpring Growth Capital III, L.P. Delaware NNN AGP Opportunities Fund, L.P. Delaware NNN AGP Opportunities Fund II, L.P. Delaware NNN AGP Opportunities Fund III, L.P. Delaware NOVA Infrastructure Fund I L.P. Delaware NOVA Infrastructure Holdings LP Delaware Novacap FS Revau CV, L.P. Canada NSG III S2S (Unblocked), L.P. Delaware NSG V Unblocked AIV, L.P. Delaware Old Hickory Fund I, LLC Delaware PP Napa Holdings, LLC Delaware PPM America Private Equity Fund VIII-A LP Delaware PPM America Private Equity Aggregator Fund IX LP Delaware PPM America Private Equity Fund IX LP Delaware PPM Strategic Opportunities Fund I LP Delaware PPM Strategic Opportunities Aggregator Fund I LP Delaware PPM CLO 2 Ltd. Cayman Islands PPM CLO 2, LLC Delaware PPM CLO 3 Ltd. Cayman Islands

- 6 - AS OF JULY 1, 2026 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY PPM CLO 3, LLC Delaware PPM CLO 4 Ltd. Cayman Islands PPM CLO 4, LLC Delaware PPM CLO 5 Ltd. Cayman Islands PPM CLO 5, LLC Delaware PPM CLO 6-R Ltd. Jersey PPM CLO 6, LLC Delaware PPM CLO 7, LLC Delaware PPM CLO 7 Ltd. Jersey PPM CLO 8, LLC Delaware PPM CLO 8 Ltd. Cayman Islands Pretium Olympus JV, L.P. Delaware PT Co-Investor Holdings, L.P. Delaware Seidler Equity Partners IV, L.P. Delaware SEP VII RB Holdings, L.P. Delaware SFR Delos Partners, L.P. Delaware TCP Analytical Holdings II, LLC Delaware TPG GP Solutions Inbox CI, LP Delaware 9. Based on most recently available information.

- 7 - AS OF JULY 1, 2026 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY OPEN-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, in accord with the provisions of the 1940 Act JNL Investors Series Trust JNL Series Trust CLOSED-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, in accord with the provisions of the 1940 Act Jackson Credit Opportunities Fund Jackson Real Assets Fund